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          SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549

                        Form 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)
                    August 15, 1998

     ContiMortgage Home Equity Loan Trust 1998-1
     (Exact name of registrant as specified in its charter)


                                                     16-1547408
                                                     16-1547407
     New York                   33-339505            16-1547409
(State or Other Jurisdiction   (Commission)         (I.R.S. Employer
of Incorporation)               File Number)        Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                       14203-2599
(Address of Principal)                                 (Zip Code)


     Registrant's telephone number, including area code (716) 842-5589


                              No Change
     (Former name or former address, if changed since last report)


____________________________________________________________________
Note: Please see page 5 for Exhibit Index
                                                                      Page 1


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Item 5.  Other Events.

         On July 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of July, 1998 dated August 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of August, 1998 was $673,328.12.

























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         Item 7.           Financial Statements, Pro Forma Financial
                           Information and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

         19. Trustee's Monthly Servicing Report for the month of July, 1998.

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                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                    By:     /S/ Robert Riedl
                                    Name:   Robert Riedl
                                    Title:  Vice President,Secretary
                                            and Treasurer




Dated: August 28, 1998

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                           EXHIBIT INDEX



 Exhibit No.    Description

 19.            Trustee's Monthly Servicing Report for the Month of July, 1998.